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                                                                    Exhibit 10.9

                         AMENDMENT NO. 2 TO AMENDED AND
                          RESTATED EMPLOYMENT AGREEMENT

         THIS AGREEMENT is made as of the 9th day of December, 2002 (the "Amendment") by and between BUCA, Inc., a Minnesota corporation (the "Company"), and Joseph P. Micatrotto (the "Employee").

         WHEREAS, the Company and Employee entered into an Amended and Restated Employment Agreement dated as of February 17, 1999 (as amended to the date hereof, the "Employment Agreement"); and

         WHEREAS, the Company and Employee desire to make certain modifications to the Employment Agreement.

         NOW THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties hereto agree as follows:

         1. Section 3 of the Employment Agreement is hereby amended by replacing the date "December 31, 2003" in the first sentence with the date "December 31, 2004."

         2. Section 9(g) of the Employment Agreement is hereby amended by replacing the term "Change of Control" in the fourth paragraph of such Section with the term "Change in Control."

         3. Section 10 of the Employment Agreement is hereby amended by replacing (i) the phase "eighteen (18) month's base salary" in the third paragraph of such Section with the phase "two (2) year's base salary" and (ii) the phase "eighteen (18) equal installments" in the third paragraph of such Section with the term "twenty-four (24) equal installments."

         4. Except as is explicitly inconsistent, modified, supplemented or amended by the express terms hereof, the Employment Agreement shall remain in full force and effect.

         5. This Amendment No. 2 to the Employment Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Minnesota.

         6. This Amendment may be executed in counterparts, each of which shall be deemed an original, but each of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                    BUCA, INC.

                                    By: /s/ Greg A. Gadel
                                        ----------------------------------------
                                        Its:  Executive Vice President,
                                              ----------------------------------
                                              Chief Financial Officer, Secretary
                                              ----------------------------------
                                              and Treasurer
                                              -------------

                                    /s/ Joseph P. Micatrotto
                                    --------------------------------------------
                                    Joseph P. Micatrotto